STATEMENT OF ADDITIONAL INFORMATION

                                         MORGAN STANLEY FINANCIAL SERVICES TRUST

September 30, 2005

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     This Statement of Additional Information is not a prospectus. The
Prospectus (dated September 30, 2005) for Morgan Stanley Financial Services
Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended May 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Financial Services Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
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         C. Services Provided by the Investment Adviser and Administrator 28

                                        2

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Financial Services Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                        3

I.   FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on November 8, 1996, with the name Dean Witter Financial
Services Trust. Effective June 22, 1998, the Fund's name was changed to Morgan
Stanley Dean Witter Financial Services Trust. Effective June 18, 2001, the
Fund's name was changed to Morgan Stanley Financial Services Trust.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A.   Classification

     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation.

B.   Investment Strategies and Risks

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.
Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmaked declines, additional cash or securities will be

                                        4

earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing
Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States)
or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United
States) or other clearing corporation or exchange, at the stated exercise price.
Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United
States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

                                        5

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and over-the-counter ("OTC") call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security.
The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange

                                        6

may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and
GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term

                                        7

of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or
Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d)
temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment
Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

                                        8

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract, a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

                                        9

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when

                                       10

interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 331|M/3% of the value of
its net assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less

                                       11

than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower
"marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities.
However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These

                                       12

securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

     SECURITIES RELATED BUSINESSES. The Investment Company Act prohibits registered investment companies from acquiring securities issued by a business engaged in securities-related business, such as brokers, dealers, underwriters and investment advisers, in excess of 5% of any class of the securities-related business' outstanding equity securities and 10% of the outstanding principal amount of the business' debt securities. The Investment Company Act further prohibits investment companies from investing more than 5% of its total assets in the securities of any such issuer. The Fund will limit its investments to comply with these prohibitions.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

                                       13

The Fund will:

     1.   Seek long-term capital appreciation.

The Fund may not:

     1.   As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     2.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest at least
          25% of its total assets in the securities of issuers in the financial services industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     3.   As to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

     4.   Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     5.   Purchase or sell commodities or commodities contracts except that the
          Fund may purchase or sell financial or index futures contracts and related options.

     6.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     7.   Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     8.   Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9.   Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b)
          purchasing or selling futures contracts or options: (c) borrowing money; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

     10.  Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
          (c) by lending its portfolio securities.

     11.  Make short sales of securities.

     12.  Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.

     13.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14.  Invest for the purpose of exercising control or management of any other issuer.

     As   a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12
          (d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D.   Disclosure of Portfolio Holdings

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser

                                       14

may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser.
Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality.
Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o   Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

     o   Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information

                                       15

be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                   INFORMATION DISCLOSED            FREQUENCY(1)                   LAG TIME
-------------------------------- -------------------------------- ------------------------ -------------------------------

SERVICE PROVIDERS
Institutional Shareholder        Complete portfolio holdings      Twice a month                     (2)
 Services (ISS) (proxy
 voting agent)(*)

FT Interactive Data Pricing      Complete portfolio holdings      As needed                         (2)
 Service Provider(*)

Morgan Stanley Trust(*)          Complete portfolio holdings      As needed                         (2)

The Bank of New York(*)          Complete portfolio holdings      As needed                         (2)

FUND RATING AGENCIES

Lipper(*)                        Top Ten and Complete             Quarterly basis           Approximately 15 days after
                                 portfolio holdings                                         quarter end and approximately
                                                                                            30 days after quarter end

Morningstar(**)                  Top Ten and Complete             Quarterly basis           Approximately 15 days after
                                 portfolio holdings                                         quarter end and approximately
                                                                                            30 days after quarter end

Standard & Poor's(*)             Complete portfolio holdings      Quarterly basis          Approximately 15 day lag

Investment Company               Top Ten portfolio holdings       Quarterly basis          Approximately 15 days after
 Institute (**)                                                                            quarter end

CONSULTANTS AND ANALYSTS

Americh Massena &                Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Associates, Inc.(*)             portfolio holdings                                        quarter end

Bloomberg(**)                    Complete portfolio holdings      Quarterly basis          Approximately 30 days after
                                                                                           quarter end

Callan Associates(*)             Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                 portfolio holdings               basis, respectively(5)   month/quarter end

Cambridge Associates(*)          Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
                                 portfolio holdings                                        quarter end

Citigroup (*)                    Complete portfolio holdings      Quarterly basis(5)       At least one day after quarter
                                                                                           end

CTC Consulting, Inc.(**)         Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                 portfolio holdings                                        quarter end and approximately
                                                                                           30 days after quarter end,
                                                                                           respectively

Evaluation Associates(*)         Top Ten and Complete             Monthly and quarterly,   Approximately 10-12 days
                                 portfolio holdings               respectively(5)          after month/quarter end

Fund Evaluation Group(**)        Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                           end

Jeffrey Slocum &                 Complete portfolio holdings(4)   Quarterly basis(5)       Approximately 10-12 days after
 Associates(*)                                                                             quarter end

Hammond Associates(**)           Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                           end

                                       16

NAME                                       INFORMATION DISCLOSED            FREQUENCY(1)                     LAG TIME
------------------------------------ -------------------------------- ------------------------ -----------------------------------

Hartland & Co.(**)                   Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end

Hewitt Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end

Mobius(**)                           Top Ten portfolio holdings(3)    Monthly basis            At least 15 days after month end

Nelsons(**)                          Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end

Prime Buchholz &                     Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
 Associates, Inc.(**)                                                                          end

PSN(**)                              Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end

PFM Asset Management                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 LLC(*)                              portfolio holdings                                        quarter end

Russell Investment                   Top Ten and Complete             Monthly and quarterly    At least 15 days after month end
 Group/Russell/Mellon                portfolio holdings               basis                    and at least 30 days after quarter
 Analytical Services, Inc.(**)                                                                 end, respectively

Stratford Advisory Group,            Top Ten portfolio holdings(6)    Quarterly basis(5)       Approximately 10-12 days after
 Inc.(*)                                                                                       quarter end

Thompson Financial(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end

Watershed Investment                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Consultants, Inc.(*)                portfolio holdings                                        quarter end

Yanni Partners(**)                   Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
PORTFOLIO ANALYTICS
 PROVIDERS

Fact Set (*)                         Complete portfolio holdings      Daily                    One day

----------
(*)   This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)   Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)   Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)   Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)   Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)   This information will also be provided upon request from time to time.

(6)   Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the

                                       17

recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A.   BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

                                       18

B.   MANAGEMENT INFORMATION

     Trustees and Officers. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                               POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
----------------------------- ------------- ------------

Michael Bozic (64)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)            Trustee       Since
1031 N. Chartwell Court                     January
Salt Lake City, UT 84103                    1993

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                                     IN FUND
                                                                     COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)         OVERSEEN        OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**         BY TRUSTEE              BY TRUSTEE
----------------------------- ------------------------------------ ------------ ---------------------------------

Michael Bozic (64)            Private investor; Director or            197      Director of various business
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds (since                organizations.
Frankel LLP                   April 1994) and the Institutional
Counsel to the Independent    Funds (since July 2003); formerly
Trustees                      Vice Chairman of Kmart
1177 Avenue of the Americas   Corporation (December 1998-
New York, NY 10036            October 2000), Chairman and
                              Chief Executive Officer of Levitz
                              Furniture Corporation (November
                              1995-November 1998) and President
                              and Chief Executive Officer of Hills
                              Department Stores (May 1991-July
                              1995); formerly variously Chairman,
                              Chief Executive Officer, President
                              and Chief Operating Officer
                              (1987- 1991) of the Sears Merchandise
                              Group of Sears, Roebuck & Co.

Edwin J. Garn (72)            Consultant; Director or Trustee of       197      Director of Franklin Covey (time
1031 N. Chartwell Court       the Retail Funds (since January                   management systems), BMW
Salt Lake City, UT 84103      1993) and the Institutional Funds                 Bank of North America, Inc.
                              (since July 2003); member of the                  (industrial loan corporation),
                              Utah Regional Advisory Board of                   Escrow Bank USA (industrial
                              Pacific Corp. (utility company);                  loan corporation), United Space
                              formerly Managing Director of                     Alliance (joint venture between
                              Summit Ventures LLC (lobbying                     Lockheed Martin and the
                              and consulting firm) (2000-2004);                 Boeing Company) and Nuskin
                              United States Senator (R-Utah)                    Asia Pacific (multilevel
                              (1974-1992) and Chairman,                         marketing); member of the
                              Senate Banking Committee                          board of various civic and
                              (1980-1986), Mayor of Salt Lake                   charitable organizations.
                              City, Utah (1971-1974), Astronaut,
                              Space Shuttle Discovery
                              (April 12-19, 1985), and Vice
                              Chairman, Huntsman Corporation
                             (chemical company).

----------
 *   This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       19

                               POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
----------------------------- ------------- -----------

Wayne E. Hedien (71)            Trustee       Since
c/o Kramer Levin Naftalis &                   September
Frankel LLP                                   1997
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Dr. Manuel H. Johnson (56)      Trustee       Since
c/o Johnson Smick                             July 1991
Group Inc.
888 16th Street, NW
Suite 740
Washington, D.C. 20006

Joseph J. Kearns (63)           Trustee       Since
c/o Kearns & Associates LLC                   July 2003
PMB754
23852 Pacific Coast Highway
Malibu, CA 90265

Michael E. Nugent (69)          Trustee       Since
c/o Triumph Capital, L.P.                     July 1991
445 Park Avenue
New York, NY 10022

Fergus Reid (73)                Trustee       Since
c/o Lumelite Plastics                         July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
                                                                      COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**          BY TRUSTEE             BY TRUSTEE
----------------------------- ------------------------------------- ------------ -------------------------------

Wayne E. Hedien (71)          Retired; Director or Trustee of           197      Director of The PMI Group
c/o Kramer Levin Naftalis &   the Retail Funds (since                            Inc. (private mortgage
Frankel LLP                   September 1997) and the                            insurance); Trustee and Vice
Counsel to the                Institutional Funds (since July                    Chairman of The Field
Independent Trustees          2003); formerly associated with                    Museum of Natural History;
1177 Avenue of the Americas   the Allstate Companies                             director of various other
New York, NY 10036            (1966-1994), most recently as                      business and charitable
                              Chairman of The Allstate                           organizations.
                              Corporation (March 1993- December
                              1994) and Chairman and Chief
                              Executive Officer of its
                              wholly-owned subsidiary, Allstate
                              Insurance Company (July 1989-
                              December 1994).

Dr. Manuel H. Johnson (56)    Senior Partner, Johnson Smick             197      Director of NVR, Inc. (home
c/o Johnson Smick             International, Inc., a consulting                  construction); Director of KFX
Group Inc.                    firm; Chairman of the Audit                        Energy; Director of
888 16th Street, NW           Committee and Director or                          RBS Greenwich Capital
Suite 740                     Trustee of the Retail Funds (since                 Holdings (financial holding
Washington, D.C. 20006        July 1991) and the Institutional                   company).
                              Funds (since July 2003); Co-Chairman
                              and a founder of the Group of Seven
                              Council (G7C), an international
                              economic commission; formerly Vice
                              Chairman of the Board of Governors
                              of the Federal Reserve System and
                              Assistant Secretary of the
                              U.S. Treasury.

Joseph J. Kearns (63)         President, Kearns & Associates            198      Director of Electro Rent
c/o Kearns & Associates LLC   LLC (investment consulting);                       Corporation (equipment
PMB754                        Deputy Chairman of the Audit                       leasing), The Ford Family
23852 Pacific Coast Highway   Committee and Director or                          Foundation, and the UCLA
Malibu, CA 90265              Trustee of the Retail Funds (since                 Foundation.
                              July 2003) and the Institutional
                              Funds (since August 1994); previously
                              Chairman of the Audit Committee of the
                              Institutional Funds (October 2001-
                              July 2003); formerly CFO of the
                              J. Paul Getty Trust.

Michael E. Nugent (69)        General Partner of Triumph                197      Director of various business
c/o Triumph Capital, L.P.     Capital, L.P., a private investment                organizations.
445 Park Avenue               partnership; Chairman of the
New York, NY 10022            Insurance Committee and Director
                              or Trustee of the Retail Funds
                              (since July 1991) and the Institutional
                              Funds (since July 2001); formerly Vice
                              President, Bankers Trust Company and
                              BT Capital Corporation (1984-1988).

Fergus Reid (73)              Chairman of Lumelite Plastics             198      Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                       certain investment companies
Corporation                   Governance Committee and                           in the JPMorgan Funds
85 Charles Colman Blvd.       Director or Trustee of the Retail                  complex managed by J.P.
Pawling, NY 12564             Funds (since July 2003) and the                    Morgan Investment
                              Institutional Funds (since                         Management Inc.
                              June 1992).

----------
 *   This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                      20

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*
------------------------------ ------------- -----------

Charles A. Fiumefreddo (72)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ 07311

James F. Higgins (57)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                       IN FUND
                                                                       COMPLEX
                                                                     OVERSEEN BY
   NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                  PAST 5 YEARS**               TRUSTEE                TRUSTEE
------------------------------ ------------------------------------ ------------ --------------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee         197      None.
c/o Morgan Stanley Trust       of the Retail Funds (since
Harborside Financial Center,   July 1991) and the Institutional
Plaza Two,                     Funds (since July 2003); formerly
Jersey City, NJ 07311          Chief Executive Officer of the
                               Retail Funds (until
                               September 2002).

James F. Higgins (57)          Director or Trustee of the Retail        197      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                   and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                   Assurance Society of the
Plaza Two,                     2003); Senior Advisor of Morgan                   United States (financial
Jersey City, NJ 07311          Stanley (since August 2000);                      services).
                               Director of the Distributor and
                               Dean Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May 1999- August
                               2000), and President and Chief
                               Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

----------
 *   This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       21

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------

Ronald E. Robison (66)         President         Since April
1221 Avenue of the Americas    and Principal     2003
New York, NY 10020             Executive
                               Officer

Joseph J. McAlinden (62)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY 10020

Barry Fink (50)                Vice President    Since
1221 Avenue of the Americas                      February 1997
New York, NY 10020

Amy R. Doberman(43)            Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (41)              Chief             Since October
1221 Avenue of the Americas    Compliance        2004
New York, NY 10020             Officer

Stefanie V. Chang (38)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY 10020

Francis J. Smith (40)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ 07311                            September 2002

Thomas F. Caloia (59)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ --------------------------------------------------------------------------

Ronald E. Robison (66)         President (since September 2005) and Principal Executive Officer of
1221 Avenue of the Americas    funds in the Fund Complex (since May 2003); Managing Director of
New York, NY 10020             Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing
                               Director and Director of Morgan Stanley Investment Management Inc.,
                               Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.;
                               Managing Director, Chief Administrative Officer and Director of Morgan
                               Stanley Investment Advisors Inc. and Morgan Stanley Services
                               Company Inc.; Chief Executive Officer and Director of Morgan Stanley
                               Trust;  Director of Morgan Stanley SICAV (since May 2004); President
                               (since September 2005) and Principal Executive Officer (since May
                               2003) of the Van Kampen Funds; previously, Executive Vice President
                               (July 2003-September 2005) of funds in the Fund Complex and the Van
                               Kampen Funds. He was also previously President and Director of the
                               Institutional Funds (March 2001-July 2003), Chief Global Operations
                               Officer of Morgan Stanley Investment Management Inc. and Chief
                               Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62)       Managing Director and Chief Investment Officer of the Investment Adviser and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen
New York, NY 10020             Funds; Vice President of the Institutional Funds (since July 2003) and the Retail
                               Funds (since July 1995).

Barry Fink (50)                General Counsel (since May 2000) and Managing Director (since December 2000) of
1221 Avenue of the Americas    Morgan Stanley Investment Management; Managing Director (since December 2000),
New York, NY 10020             Secretary (since February 1997) and Director of the Investment Adviser and the
                               Administrator; Vice President of the Retail Funds; Assistant Secretary of Morgan
                               Stanley DW; Vice President of the Institutional Funds (since July 2003); Managing
                               Director, Secretary and Director of the Distributor; previously Secretary (February
                               1997-July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds;
                               Vice President and Assistant General Counsel of the Investment Adviser and the
                               Administrator (February 1997-December 2001).

Amy R. Doberman(43)            Managing Director and General Counsel, U.S. Investment Management; Managing Director
1221 Avenue of the Americas    of Morgan Stanley Investment Management Inc. and the Investment Adviser, Vice
New York, NY 10020             President of the nstitutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General
                               Counsel - Americas, UBS Global Asset Management (July 2000 - July 2004) and General
                               Counsel, Aeltus Investment Management, Inc. (January 1997 - July 2000).

Carsten Otto (41)              Executive Director and U.S. Director of Compliance for Morgan Stanley Investment
1221 Avenue of the Americas    Management (since October 2004); Executive Director of the Investment Adviser and
New York, NY 10020             Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and
                               Assistant General Counsel of the Morgan Stanley Retail Funds.
                               Executive Director and U.S. Director of Compliance for Morgan Stanley Investment
                               Management (since October 2004); Executive Director of the Investment Adviser and
                               Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and
                               Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc. and the Investment Adviser; Vice President of the Institutional
New York, NY 10020             Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US
                               LLP).

Francis J. Smith (40)          Executive Director of the Investment Adviser and the Administrator (since December
c/o Morgan Stanley Trust       2001); previously, Vice President of the Retail Funds (September 2002-July 2003);
Harborside Financial Center,   Vice President of the Investment Adviser and the Administrator (August 2000-November
Plaza Two,                     2001) and Senior Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).
Jersey City, NJ 07311

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Adviser, the Distributor and the Administrator; previously Treasurer of the Retail
Harborside Financial Center,   Funds (April 1989-July 2003); formerly First Vice President of the Investment
Plaza Two,                     Adviser, the Distributor and the Administrator.
Jersey City, NJ 07311

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc. and the Investment Adviser; Secretary of the Institutional Funds
New York, NY 10020             (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate,
                               Meagher & Flom LLP.

----------
 *   This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as an
     Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the

                                       22

registered investment companies advised by the Investment Adviser, Morgan
Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the
calendar year ended December 31, 2004 is shown below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
------------------------   -----------------------------------------------   --------------------------------------------
INDEPENDENT:

Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                                   None                                        over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns(1)                             None                                        over $100,000
Michael E. Nugent                               None                                        over $100,000
Fergus Reid(1)                                  None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                   $50,001 - $100,000                                 over $100,000
James F. Higgins                                None                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and

                                       23

non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full
Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended May 31, 2005, the Audit Committee held 9 meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being Independent Trustees, or individually,
Independent Trustee). Each Independent Trustee is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended May 31, 2005, the Governance Committee held 3 meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid, for all
funds) participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications".

     There were 23 meetings of the Board of Trustees of the Fund held during the fiscal year ended May 31, 2005. The Independent Trustees of the Fund also met 3 times during that time, in addition to the 23 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended May 31, 2005, the
Insurance Committee held 7 meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as

                                       24

Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.   COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other Committee
Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each
Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional
Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

                                       25

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to each of the
Fund's Trustees by the Fund for the fiscal year ended May 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                                    COMPENSATION

                                       TOTAL       NUMBER OF PORTFOLIOS IN THE FUND
                                    COMPENSATION    COMPLEX FROM WHICH THE TRUSTEE      TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEE:       FROM THE FUND       RECEIVED COMPENSATION(5)      FROM THE FUND COMPLEX(5)
--------------------------------- --------------- --------------------------------- -------------------------

Michael Bozic(1)(3) .............       $332                     197                         $178,000
Edwin J. Garn(1)(3) .............        332                     197                          178,000
Wayne E. Hedien(1)(2) ...........        332                     197                          178,000
Dr. Manuel H. Johnson(1) ........        450                     197                          238,000
Joseph J. Kearns(1)(4) ..........        410                     198                          211,000
Michael E. Nugent(1)(2) .........        391                     197                          208,000
Fergus Reid(1)(3) ...............        391                     198                          213,000
NAME OF INTERESTED TRUSTEE:
---------------------------
Charles A. Fiumefreddo(2) .......        711                     197                          360,000
James F. Higgins ................          0                     197                                0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.
(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                     RETIREMENT BENEFITS          ESTIMATED ANNUAL
                                       ACCRUED AS FUND              BENEFITS UPON
                                          EXPENSES                  RETIREMENT(1)
                                           BY ALL                     FROM ALL
NAME OF INDEPENDENT TRUSTEE            ADOPTING FUNDS              ADOPTING FUNDS
-------------------------------   ----------------------      -------------------------

Michael Bozic .................            $19,437                    $46,871
Edwin J. Garn .................            28,779                     46,917
Wayne E. Hedien ...............            37,860                     40,020
Dr. Manuel H. Johnson .........            19,701                     68,630
Michael E. Nugent .............            35,471                     61,377

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       26

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement program in
2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class D shares of the
Fund as of September 1, 2005: BBH & Co. c/f AFP Provida B., Para El Fondo de
Pensiones, 525 Washington Blvd., Jersey City, NJ 07310-1606 - 30.27%; BBH & Co.
c/f AFP Provida B., Para El Fondo de Pensiones, 525 Washington Blvd., Jersey
City, NJ 07310-1606 - 27.38%; Fox & Co., NV-Cartadm, P.O. Box 976, New York, NY
10268-0976 - 16.72%; BBH & Co. c/f AFP Provida B., Para El Fondo de Pensiones,
525 Washington Blvd., Jersey City, NJ 07310-1606 - 9.99%; and Hare & Co. c/o
The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 - 5.34%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V.   INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------
A.   INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.75% of the portion of the daily net assets not exceeding $500 million; 0.725% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.
The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment
Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a
wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08%
administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser. For the fiscal years ended May 31, 2003, May 31, 2004 and May 31, 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amounts of $2,600,776, $2,593,796 and
$1,941,138, respectively.

                                       27

     During the period November 1, 2004 through July 31, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of
$121,085.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B.   PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C.   SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses

                                       28

of any registrar, custodian, stock transfer and dividend disbursing agent;
brokerage commissions; taxes; engraving and printing share certificates;
registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment
Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the
Fund's shares; fees and expenses of legal counsel, including counsel to the
Trustees who are not interested persons of the Fund or of the Investment Adviser
(not including compensation or expenses of attorneys who are employees of the
Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on
Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.   DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.   RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and

                                       29

apart from payments made pursuant to the Plan. The Distributor has informed the
Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended May 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                               2005                       2004                      2003
                     ------------------------   ------------------------   -----------------------

Class A ..........    FSCs:(1)     $ 21,103      FSCs:(1)     $ 44,453     FSCs:(1)     $ 39,512
                     CDSCs:        $      0     CDSCs:        $    119     CDSCs        $      0
Class B ..........   CDSCs:        $308,206     CDSCs:        $426,897     CDSCs        $764,669
Class C ..........   CDSCs:        $  1,508     CDSCs:        $  1,624     CDSCs        $  2,957

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended May 31, 2005, Class
A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $35,177, $2,232,034 and $100,448, respectively, which amounts are equal to 0.25%, 1.00% and 0.93% of the average daily net assets of Class A,
Class B and Class C, respectively, for such period.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares,

                                       30

opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended May 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $43,262,208 on behalf of Class B during the fiscal year ended May 31,
2005. It is estimated that this amount was spent in approximately the following ways: (i) 12.27% ($5,309,761)-advertising and promotional expenses; (ii) 1.22%
($528,572)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 86.51% ($37,423,875)-other expenses, including the gross sales credit and the carrying charge, of which 7.73% ($2,892,992)
represents carrying charges, 38.20% ($14,295,785) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.07% ($20,235,098) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended May 31, 2005 were service fees. The remainder of the amounts accrued by
Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the

                                       31

carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $8,193,241 as of May 31, 2005 (the end of the Fund's fiscal year), which was equal to approximately 6.65% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2004 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a

                                       32

vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the
Independent Trustees.

F.   OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.   FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

     As of May 31, 2005 Steven E. Wharton managed three mutual funds with a total of approximately $592.4 million in assets; no pooled investment vehicles other than mutual funds and no other accounts.

     Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

                                       33

     Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     o    Cash Bonus;

     o    Morgan Stanley's Equity Incentive Compensation Program (EICP) awards-a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on
          Morgan Stanley common stock that are subject to vesting and other conditions;

     o    Investment Management Deferred Compensation Plan (IMDCP) awards-a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     o    Voluntary Deferred Compensation Plans-voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2)
          in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     o    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups, where applicable.
          Generally, the greatest weight is placed on the three- and five-year periods.

     o    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     o    Contribution to the business objectives of the Investment Adviser.

     o    The dollar amount of assets managed by the portfolio manager.

     o    Market compensation survey research by independent third parties.

     o    Other qualitative factors, such as contributions to client objectives.

     o    Performance of Morgan Stanley and Morgan Stanley Investment
          Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

     As of May 31, 2005, Mr. Wharton did not own any shares of the Fund.

H.   CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and

                                       34

prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.   PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee. The Investment Adviser will generally not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     o    Generally, routine proposals will be voted in support of management.

     o    With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     o    The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     o    The Investment Adviser will vote against certain non-routine proposals
          (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

     o    The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     o    The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     o    The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     o    Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the
          Committee based on the nature of the proposal and the likely impact on shareholders.

                                       35

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS") and Glass Lewis as
experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis and these other proxy research providers are referred to as "Research Providers." The services provided to the Investment
Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record filed with the SEC are available without charge on our web site at
www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J.   REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2)  On sales of Class D shares other than shares held by participants in the Investment Adviser's

                                       36

      mutual fund asset allocation program and in the Morgan Stanley Choice
      Program, Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of
      100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)  On sales (except purchases through 401(k) platforms) through Morgan
          Stanley DW's Mutual Fund Network:

     o    An amount up to 0.20% of gross sales of Fund shares; and

     o    For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4)  An amount equal to 0.20% on the value of shares sold through 401(k)
          platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended May 31, 2003, 2004 and 2005, the Fund paid a total of $1,639,869, $915,078 and $408,076, respectively, in brokerage commissions.

B.   COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended May 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and

                                       37

dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended May 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended May 31, 2003, 2004 and 2005, the Fund paid a total of $225,460, $112,645 and $64,657, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended May 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 15.84% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately
19.94% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser, and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser

                                       38

or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable.
In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.   DIRECTED BROKERAGE

     During the fiscal year ended May 31, 2005, the Fund paid $287,991 in brokerage commissions in connection with transactions in the aggregate amount of
$260,467,967 to brokers because of research services provided.

E.   REGULAR BROKER-DEALERS

     During the fiscal year ended May 31, 2005, the Fund purchased securities issued by The Goldman Sachs Group, Inc. and Prudential Financial Inc., which issuers were among the ten broker dealers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At May 31, 2005, the Fund held securities issued by Citigroup Inc.,
Banc of America Corp., The Goldman Sachs Group, Inc. and Prudential Financial
Inc. with market values of $18,226,859, $15,582,048, $6,454,500 and $5,368,688,
respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration

                                       39

of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B.   OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed

                                       40

among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Advisory and Other Services-E. Rule 12b-1
Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's

                                       41

income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the
Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S.
corporations classified as "passive foreign investment companies" ("PFICs").
Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gain all available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

                                       42

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December to shareholders of record of such month and paid in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividend) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after
December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of

                                       43

investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                            PERIOD ENDED MAY 31, 2005

                      INCEPTION
CLASS                   DATE         1 YEAR      5 YEARS     LIFE OF FUND
------------------   ----------   -----------   ---------   -------------

Class A ..........   07/28/97         -0.77%       6.60%         8.84%
Class B ..........   02/26/97         -0.73%       6.63%        10.14%
Class C ..........   07/28/97          3.04%       6.99%         8.79%
Class D ..........   07/28/97          4.97%       8.01%         9.76%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                            PERIOD ENDED MAY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR      5 YEARS     LIFE OF FUND
------------------   ----------   ----------   ---------   -------------

Class A ..........   07/28/97         4.73%       7.76%         9.59%
Class B ..........   02/26/97         3.91%       6.93%        10.14%
Class C ..........   07/28/97         3.97%       6.99%         8.79%
Class D ..........   07/28/97         4.97%       8.01%         9.76%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                            PERIOD ENDED MAY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR       5 YEARS      LIFE OF FUND
------------------   ----------   ----------   -----------   -------------

Class A ..........   07/28/97         4.73%        45.30%        105.04%
Class B ..........   02/26/97         3.91%        39.83%        122.04%
Class C ..........   07/28/97         3.97%        40.21%         93.62%
Class D ..........   07/28/97         4.97%        47.02%        107.60%

                                       44

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                            PERIOD ENDED MAY 31, 2005
|

                                                          INCEPTION
CALCULATION METHODOLOGY                                      DATE         1 YEAR      5 YEARS     LIFE OF FUND
-------------------------------------------------------   ----------   -----------   ---------   -------------

After taxes on distributions ..........................   02/26/97         -2.97%       6.09%         8.06%
After taxes on distributions and redemptions ..........   02/26/97          1.33%       5.61%         7.71%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended May 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       45